Exhibit 4.19

[____] SUPPLEMENTARY CAPITAL FUNDS AGREEMENT

AND ASSIGNMENT

This [____] Supplementary Capital Funds Agreement and Assignment (hereinafter referred to as "this Agreement") dated as of [____], 20[__], is made by and among Entergy Corporation ("Entergy"), System Energy Resources, Inc. (the "Company"), The Bank of New York Mellon (formerly The Bank of New York, successor to United States Trust Company of New York), as trustee (hereinafter called the "Corporate Trustee").

WHEREAS:

A. Entergy and the Company are parties to a Capital Funds Agreement dated as of June 21, 1974, as amended by a First Amendment thereto dated June 1, 1989 (the "Capital Funds Agreement").

B. Entergy owns all of the outstanding common stock of the Company, and the Company has a 90% undivided ownership and leasehold interest in Unit No. 1 of the Grand Gulf Steam Electric Generating Station (nuclear) project (the "Project") (more fully described in the "Indenture" hereinafter referred to).

C. Prior hereto, (i) the Company, Manufacturers Hanover Trust Company, as agent for certain banks (the "Domestic Agent"), and said banks entered into an Amended and Restated Bank Loan Agreement dated as of June 30, 1977 (the "Amended and Restated Agreement"), the First Amendment thereto, dated as of March 20, 1980 (the "First Bank Loan Amendment"), the Second Amended and Restated Bank Loan Agreement dated as of June 15, 1981, as amended by the First Amendment dated as of February 5, 1982 (as so amended, the "Second Amended and Restated Bank Loan Agreement"), and the Second Amendment of the Second Amended and Restated Bank Loan Agreement, dated as of June 30, 1983 as further amended by the Third Amendment thereto dated as of December 30, 1983 and the Fourth Amendment thereto dated as of June 28, 1984 (as so further amended, the "Second Bank Loan Second Amendment"); (ii) the banks party to the Amended and Restated Agreement made loans to the Company in the aggregate principal amount of $565,000,000 and pursuant to the First Supplementary Capital Funds Agreement and Assignment (substantially in the form of this Agreement), dated as of June 30, 1977 among Entergy, the Company and the Domestic Agent (the "First Supplementary Capital Funds Agreement"), the Company and Entergy supplemented their undertakings under the Capital Funds Agreement for the benefit of the Domestic Agent and such banks; (iii) the First Bank Loan Amendment, among other things, increased the amount of the loans made by the banks party thereto to $808,000,000 and pursuant to the Fourth Supplementary Capital Funds Agreement and Assignment (also substantially in the form of this Agreement) dated as of March 20, 1980 (the "Fourth Supplementary Capital Funds Agreement"), Entergy and the Company further supplemented their undertakings under the Capital Funds Agreement for the Domestic Agent and the banks under the Amended and Restated Agreement as amended by the First Bank Loan Amendment; (iv) the Second Amended and Restated Bank Loan Agreement provided, among other things, for (a) the making of revolving credit loans by the banks named therein to the Company from time to time in an aggregate amount not in excess of $1,311,000,000 at any one time outstanding, and (b) the making of a term loan by said banks to the Company in an aggregate amount not to exceed $1,311,000,000, and, pursuant to the Fifth Supplementary Capital Funds Agreement and Assignment (also substantially in the form of this Agreement), dated as of June 15, 1981 (the "Fifth Supplementary Capital Funds Agreement"), Entergy and the Company further supplemented their undertakings under the Capital Funds Agreement for the Domestic Agent and the banks under the Second Amended and Restated Bank Loan Agreement; and (v) the Second Bank Loan Second Amendment, among other things, increased the amount of the loans to be made by the banks party thereto to $1,711,000,000 and pursuant to the Eighth Supplementary Capital Funds Agreement and Assignment (also substantially in the form of this Agreement) dated as of June 30, 1983 (the "Eighth Supplementary Capital Funds Agreement"), Entergy and the Company further supplemented their undertakings under the Capital Funds Agreement for the Domestic Agent and the banks under the Second Amended and Restated Bank Loan Agreement, as amended by the Second Bank Loan Second Amendment.

D. Prior hereto, (i) Entergy, the Company, the Corporate Trustee and Malcolm J. Hood (Gerard F. Ganey and Douglas J. MacInnes, successors), as Individual Trustee, now resigned (together with the Corporate Trustee referred to herein as the "Trustees"), as trustees for the holders of $400,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 9.25% Series due 1989 (the "First Series Bonds") issued under a Mortgage and Deed of Trust dated as of June 15, 1977, among the Company and the Trustees (the "Mortgage"), as supplemented by a First Supplemental Indenture dated as of June 15, 1977, among the Company and the Trustees (the Mortgage, as so supplemented and as supplemented by a Second Supplemental Indenture dated as of January 1, 1980, a Third Supplemental Indenture dated as of June 15, 1981, a Fourth Supplemental Indenture dated as of June 1, 1984, a Fifth Supplemental Indenture dated as of December 1, 1984, a Sixth Supplemental Indenture dated as of May 1, 1985, a Seventh Supplemental Indenture dated as of June 15, 1985, an Eighth Supplemental Indenture dated as of May 1, 1986, a Ninth Supplemental Indenture dated as of May 1, 1986, a Tenth Supplemental Indenture dated as of September 1, 1986, an Eleventh Supplemental Indenture dated as of September 1, 1986, a Twelfth Supplemental Indenture dated as of September 1, 1986, a Thirteenth Supplemental Indenture dated as of November 15, 1987, a Fourteenth Supplemental Indenture dated as of December 1, 1987, a Fifteenth Supplemental Indenture dated as of July 1, 1992, a Sixteenth Supplemental Indenture dated as of October 1, 1992, a Seventeenth Supplemental Indenture dated as of October 1, 1992, an Eighteenth Supplemental Indenture dated as of April 1, 1993, a Nineteenth Supplemental Indenture dated as of April 1, 1994, a Twentieth Supplemental Indenture dated as of August 1, 1996, a Twenty-first Supplemental Indenture dated as of August 1, 1996, a Twenty-second Supplemental Indenture dated as of September 1, 2002 and a Twenty-third Supplemental Indenture dated as of September 1, 2007, and as the same may from time to time hereafter be amended and supplemented in accordance with its terms, being hereinafter called the "Indenture"), entered into the Second Supplementary Capital Funds Agreement and Assignment dated as of June 30, 1977 (the "Second Supplementary Capital Funds Agreement") (substantially in the form of this Agreement) to secure the First Series Bonds; (ii) Entergy, the Company and the Trustees, as trustees for the holders of $98,500,000 aggregate principal amount of the Company's First Mortgage Bonds, 12.50% Series due 2000 (the "Second Series Bonds") issued under the Mortgage, as supplemented by a Second Supplemental Indenture dated as of January 1, 1980 among the Company and the Trustees, entered into the Third Supplementary Capital Funds Agreement and Assignment dated as of January 1, 1980 (the "Third Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Second Series Bonds; (iii) Entergy, the Company and the Trustees, as trustees for the holders of $300,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 16% Series due 2000 (the "Third Series Bonds") issued under the Mortgage, as supplemented by a Fifth Supplemental Indenture dated as of December 1, 1984 among the Company and the Trustees, entered into the Eleventh Supplementary Capital Funds Agreement and Assignment dated as of December 1, 1984 (the "Eleventh Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Third Series Bonds; (iv) Entergy, the Company and the Trustees, as trustees for the holders of $100,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 15.375% Series due 2000 (the "Fourth Series Bonds") issued under the Mortgage, as supplemented by a Sixth Supplemental Indenture, dated as of May 1, 1985 among the Company and the Trustees, entered into the Thirteenth Supplementary Capital Funds Agreement and Assignment dated as of May 1, 1985 (the "Thirteenth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Fourth Series Bonds; (v) Entergy, the Company and the Trustees, as trustees for the holders of $300,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 11% Series due 2000 (the "Seventh Series Bonds") issued under the Mortgage, as supplemented by a Ninth Supplemental Indenture, dated as of May 1, 1986 among the Company and the Trustees, entered into the Sixteenth Supplementary Capital Funds Agreement and Assignment dated as of May 1, 1986 (the "Sixteenth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Seventh Series Bonds; (vi) Entergy, the Company, and the Trustees, as trustees for the holders of $300,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 9 7/8% Series due 1991 (the "Eighth Series Bonds") issued under the Mortgage, as supplemented by a Tenth Supplemental Indenture, dated as of September 1, 1986 among the Company and the Trustees, entered into the Seventeenth Supplementary Capital Funds Agreement and Assignment dated as of September 1, 1986 (the "Seventeenth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Eighth Series Bonds; (vii) Entergy, the Company and the Trustees, as trustees for the holders of $250,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 10 1/2% Series due 1996 (the "Ninth Series Bonds") issued under the Mortgage, as supplemented by an Eleventh Supplemental Indenture, dated as of September 1, 1986 among the Company and the Trustees, entered into the Eighteenth Supplementary Capital Funds Agreement and Assignment dated as of September 1, 1986 (the "Eighteenth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Ninth Series Bonds; (viii) Entergy, the Company and the Trustees, as trustees for the holders of $200,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 11 3/8% Series due 2016 (the "Tenth Series Bonds") issued under the Mortgage, as supplemented by a Twelfth Supplemental Indenture, dated as of September 1, 1986 among the Company and the Trustees, entered into the Nineteenth Supplementary Capital Funds Agreement and Assignment dated as of September 1, 1986 (the "Nineteenth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Tenth Series Bonds; (ix) Entergy, the Company and the Trustees, as trustees for the holders of $200,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 14% Series due 1994 (the "Eleventh Series Bonds") issued under the Mortgage, as supplemented by a Thirteenth Supplemental Indenture dated as of November 15, 1987 among the Company and the Trustees, entered into the Twentieth Supplementary Capital Funds Agreement and Assignment dated as of November 15, 1987 (the "Twentieth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Eleventh Series Bonds; (x) Entergy, the Company and the Trustees, as trustees for the holders of $100,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 14.34% Series due 1992 (the "Twelfth Series Bonds") issued under the Mortgage, as supplemented by a Fourteenth Supplemental Indenture dated as of December 1, 1987 among the Company and the Trustees, entered into the Twenty-first Supplementary Capital Funds Agreement and Assignment dated as of December 1, 1987 (the "Twenty-first Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Twelfth Series Bonds; (xi) Entergy, the Company and the Trustees, as trustees for the holders of $45,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 8.40% Series due 2002 (the "Thirteenth Series Bonds") issued under the Mortgage, as supplemented by a Fifteenth Supplemental Indenture dated as of July 1, 1992 among the Company and the Trustees, entered into the Twenty-fourth Supplementary Capital Funds Agreement and Assignment dated as of July 1, 1992 (the "Twenty-fourth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Thirteenth Series Bonds; (xii) Entergy, the Company and the Trustees, as trustees for the holders of $105,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 6.12% Series due 1995 (the "Fourteenth Series Bonds") issued under the Mortgage, as supplemented by a Sixteenth Supplemental Indenture dated as of October 1, 1992 among the Company and the Trustees, entered into the Twenty-fifth Supplementary Capital Funds Agreement and Assignment dated as of October 1, 1992 (the "Twenty-fifth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Fourteenth Series Bonds; (xiii) Entergy, the Company and the Trustees, as trustees for the holders of $70,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 8.25% Series due 2002 (the "Fifteenth Series Bonds") issued under the Mortgage, as supplemented by a Seventeenth Supplemental Indenture dated as of October 1, 1992 among the Company and the Trustees, entered into the Twenty-sixth Supplementary Capital Funds Agreement and Assignment dated as of October 1, 1992 (the "Twenty-sixth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Fifteenth Series Bonds; (xiv) Entergy, the Company and the Trustees, as trustees for the holders of $60,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 6% Series due 1998 (the "Sixteenth Series Bonds") issued under the Mortgage, as supplemented by an Eighteenth Supplemental Indenture dated as of April 1, 1993 among the Company and the Trustees, entered into the Twenty-seventh Supplementary Capital Funds Agreement and Assignment dated as of April 1, 1993 (the "Twenty-seventh Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Sixteenth Series Bonds; (xv) Entergy, the Company and the Trustees, as trustees for the holders of $60,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 7-5/8% Series due 1999 (the "Seventeenth Series Bonds") issued under the Mortgage, as supplemented by a Nineteenth Supplemental Indenture dated as of April 1, 1994 among the Company and the Trustees, entered into the Twenty-ninth Supplementary Capital Funds Agreement and Assignment dated as of April 1, 1994 (the "Twenty-ninth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Seventeenth Series Bonds; (xvi) Entergy, the Company and the Trustees, as trustees for the holders of $100,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 7.28% Series due 1999 (the "Eighteenth Series Bonds") issued under the Mortgage, as supplemented by a Twentieth Supplemental Indenture dated as of August 1, 1996 among the Company and the Trustees, entered into the Thirtieth Supplementary Capital Funds Agreement and Assignment dated as of August 1, 1996 (the "Thirtieth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Eighteenth Series Bonds; (xvii) Entergy, the Company and the Trustees, as trustees for the holders of $135,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 7.71% Series due 2001 (the "Nineteenth Series Bonds") issued under the Mortgage, as supplemented by a Twenty-first Supplemental Indenture dated as of August 1, 1996 among the Company and the Trustees, entered into the Thirty-first Supplementary Capital Funds Agreement and Assignment dated as of August 1, 1996 (the "Thirty-first Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Nineteenth Series Bonds; (xviii) Entergy, the Company and the Trustees, as trustees for the holders of $70,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 4 7/8% Series due 2007 (the "Twentieth Series Bonds") issued under the Mortgage, as supplemented by a Twenty-second Supplemental Indenture dated as of September 1, 2002 among the Company and the Trustees, entered into the Thirty-fourth Supplementary Capital Funds Agreement dated as of September 1, 2002 (the "Thirty-fourth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Twentieth Series Bonds; and (xix) Entergy, the Company and the Trustees, as trustees for the holders of $70,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 6.20% Series due 2012 (the "Twenty-first Series Bonds") issued under the Mortgage, as supplemented by a Twenty-third Supplemental Indenture dated as of September 1, 2007 among the Company and the Trustees, entered into a Thirty-sixth Supplementary Capital Funds Agreement dated as of September 1, 2007 (the "Thirty-sixth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Twenty-first Series Bonds.

E. The Company, Credit Suisse First Boston Limited, as agent for certain banks (the "Eurodollar Agent") and said banks (including successors and assignees and such other banks as became party to the Loan Facility as defined below, the "Eurodollar Banks") were parties to the Loan Agreement (the "Original Eurodollar Loan Agreement") dated February 5, 1982 (as amended, the "Loan Facility"). Under the Original Eurodollar Loan Agreement the banks party thereto made loans to the Company in the aggregate principal amount of $315,000,000 and pursuant to the Sixth Supplementary Capital Funds Agreement and Assignment (substantially in the form of this Agreement) dated as of February 5, 1982 among Entergy, the Company and the Eurodollar Agent (the "Sixth Supplementary Capital Funds Agreement"), the Company and Entergy supplemented their undertakings under the Capital Funds Agreement for the benefit of the Eurodollar Agent and the Eurodollar Banks. The Company, the Eurodollar Agent and the Eurodollar Banks were parties to the First Amendment dated as of February 18, 1983 to the Loan Facility which, among other things, increased the amount of the loans to be made by the Eurodollar Banks to $378,000,000 and pursuant to the Seventh Supplementary Capital Funds Agreement and Assignment (also substantially in the form of this Agreement) dated as of February 18, 1983 (the "Seventh Supplementary Capital Funds Agreement"), Entergy and the Company further supplemented their undertakings under the Capital Funds Agreement for the Eurodollar Agent and the Eurodollar Banks.

F. The Company and Citibank, N.A. (the "Bank") were parties to a letter of credit and reimbursement agreement dated as of December 1, 1983 (the "Series A Reimbursement Agreement") which provided, among other things, for the issuance by the Bank for the account of the Company of an irrevocable transferable letter of credit in support of the Claiborne County, Mississippi Adjustable/Fixed Rate Pollution Control Revenue Bonds (Middle South Energy, Inc. Project) Series A (the "Series A Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of December 1, 1983 naming Deposit Guaranty National Bank as trustee. Pursuant to the Ninth Supplementary Capital Funds Agreement and Assignment (also substantially in the form of this Agreement) dated as of December 1, 1983 (the "Ninth Supplementary Capital Funds Agreement"), Entergy and the Company further supplemented their undertakings under the Capital Funds Agreement for the Bank and Deposit Guaranty National Bank as trustee under the indenture relating to the Series A Bonds.

G. The Company and the Bank were parties to a letter of credit and reimbursement agreement dated as of June 1, 1984 (the "Series B Reimbursement Agreement") which provided, among other things, for the issuance by the Bank for the account of the Company of an irrevocable transferable letter of credit in support of the Claiborne County, Mississippi Adjustable/Fixed Rate Pollution Control Revenue Bonds (Middle South Energy, Inc. Project) Series B (the "Series B Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of June 1, 1984 naming Deposit Guaranty National Bank as trustee. Pursuant to the Tenth Supplementary Capital Funds Agreement and Assignment (also substantially in the form of this Agreement) dated as of June 1, 1984 (the "Tenth Supplementary Capital Funds Agreement"), Entergy and the Company further supplemented their undertakings under the Capital Funds Agreement for the Bank and Deposit Guaranty National Bank as trustee under the indenture relating to the Series B Bonds.

H. The Company, the Bank as a Co-Agent and as Coordinating Agent, and Manufacturers Hanover Trust Company, as a Co-Agent for a group of banks (the "Banks") were parties to a letter of credit and reimbursement agreement dated as of December 1, 1984 (the "Series C Reimbursement Agreement") which provided, among other things, for the issuance by the Banks for the account of the Company of an irrevocable transferable letter of credit in support of the Claiborne County, Mississippi Adjustable/Fixed Rate Pollution Control Revenue Bonds (Middle South Energy, Inc. Project) Series C (the "Series C Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of December 1, 1984 naming Deposit Guaranty National Bank as trustee. Pursuant to the Twelfth Supplementary Capital Funds Agreement and Assignment (also substantially in the form of this Agreement) dated as of December 1, 1984 (the "Twelfth Supplementary Capital Funds Agreement"), Entergy and the Company further supplemented their undertakings under the Capital Funds Agreement for the Banks and Deposit Guaranty National Bank as trustee under the indenture relating to the Series C Bonds.

I. Entergy, the Company, the Trustees and Deposit Guaranty National Bank, as holder of $47,208,334 aggregate principal amount of the Company's First Mortgage Bonds, Pollution Control Series A (the "Fifth Series Bonds") issued under the Mortgage, as supplemented by a Seventh Supplemental Indenture dated as of June 15, 1985 among the Company and the Trustees, entered into the Fourteenth Supplementary Capital Funds Agreement and Assignment dated as of June 15, 1985 (the "Fourteenth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Fifth Series Bonds. The Fifth Series Bonds were issued as security, in part, for the Claiborne County, Mississippi 12 1/2% Pollution Control Revenue Bonds due 2015 (Middle South Energy, Inc. Project) Series D (the "Series D Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of June 15, 1985 naming Deposit Guaranty National Bank as trustee. Pursuant to the Fourteenth Supplementary Capital Funds Agreement, Entergy and the Company further supplemented their undertakings under the Capital Funds Agreement for the Trustees and Deposit Guaranty National Bank as trustee under the indenture relating to the Series D Bonds.

J. Entergy, the Company, the Trustees and Deposit Guaranty National Bank, as holder of $95,643,750 aggregate principal amount of the Company's First Mortgage Bonds, Pollution Control Series B (the "Sixth Series Bonds") issued under the Mortgage, as supplemented by an Eighth Supplemental Indenture dated as of May 1, 1986 among the Company and the Trustees, entered into the Fifteenth Supplementary Capital Funds Agreement and Assignment dated as of May 1, 1986 (the "Fifteenth Supplementary Capital Funds Agreement") (also substantially in the form of this Agreement) to secure the Sixth Series Bonds. The Sixth Series Bonds were issued as security, in part, for the Claiborne County, Mississippi 9 1/2% Pollution Control Revenue Bonds due 2016 (Middle South Energy, Inc. Project) Series E (the "Series E Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of May 1, 1986 naming Deposit Guaranty National Bank as trustee. Pursuant to the Fifteenth Supplementary Capital Funds Agreement, Entergy and the Company further supplemented their undertakings under the Capital Funds Agreement for the Trustees and Deposit Guaranty National Bank as trustee under the indenture relating to the Series E Bonds.

K. The Company has entered into a sale and leaseback transaction with respect to a portion of its undivided interest in Unit No. 1 and to that end the Company has entered into, among other agreements, (i) Facility Leases Nos. 1 and 2, dated as of December 1, 1988, among Meridian Trust Company (U.S. Bank National Association, successor) and Stephen M. Carta (Mildred F. Smith, successor) (collectively, the "Owner Trustee") as Owner Trustee and the Company, each as supplemented by a separate Lease Supplement No. 1 thereto, each dated as of April 1, 1989, and a separate Lease Supplement No. 2 thereto, each dated as of January 1, 1994, (ii) a Participation Agreement No. 1, dated as of December 1, 1988 among Public Service Resources Corporation ("PSRC") as Owner Participant, the Loan Participants listed therein, GG1A Funding Corporation (GG1C Funding Corporation, successor), as Funding Corporation, the Owner Trustee and the Company pursuant to which PSRC invested $400,000,000 in an undivided interest in Unit No. 1 (which interest was subsequently acquired by Resources Capital Management Corporation from PSRC and subsequently acquired by RCMC I, Inc. (formerly known as RCMC Del., Inc.) from Resources Capital Management Corporation), and a Participation Agreement No. 2, dated as of December 1, 1988 among Lease Management Realty Corporation IV ("LMRC") as Owner Participant, the Loan Participants listed therein, GGIA Funding Corporation (GG1C Funding Corporation, successor), as Funding Corporation, the Owner Trustee and the Company pursuant to which LMRC invested $100,000,000 in an undivided interest in Unit No. 1 (which interest was subsequently acquired by Textron Financial Corporation from LMRC) (the owner participants under all such participation agreements being referred to as the "Owner Participants") and (iii) the Original Reimbursement Agreement which provided, among other things, (x) for the issuance by the funding bank named therein (the "1988 Funding Bank"), for the account of the Company, of irrevocable transferable letters of credit (the "1988 LOCs") to the Owner Participants to secure certain obligations of the Company to the Owner Participants substantially in the form of Exhibit A to the Original Reimbursement Agreement with maximum amounts of $104,000,000, and $26,000,000, respectively; (y) for the reimbursement to such 1988 Funding Bank by the participating banks named therein ("1988 Participating Banks") for all drafts paid by such 1988 Funding Bank under any 1988 LOC; and (z) for the reimbursement by the Company to such 1988 Funding Bank for the benefit of the 1988 Participating Banks of sums equal to all drafts paid by such 1988 Funding Bank under any 1988 LOCs. Pursuant to the Twenty-second Supplementary Capital Funds Agreement and Assignment (substantially in the form of this Agreement), dated as of December 1, 1988 (the "Twenty-second Supplementary Capital Funds Agreement"), Entergy and the Company further supplemented their undertakings under the Capital Funds Agreement for the benefit of Chemical Bank (the "Administrating Bank"), such 1988 Funding Bank and the 1988 Participating Banks.

L. Entergy, the Company and the Administrating Bank entered into the Twenty-third Supplementary Capital Funds Agreement and Assignment (substantially in the form of this Agreement) dated as of January 11, 1991 ("Twenty-third Supplementary Capital Funds Agreement") in connection with the execution and delivery of the First Amendment to Reimbursement Agreement, dated as of January 11, 1991 ("First Amendment to Reimbursement Agreement") (the Reimbursement Agreement, as amended by the First Amendment to Reimbursement Agreement, is herein called the "First Amended Reimbursement Agreement") that provided, among other things, (i) for the issuance by The Bank of Tokyo, Ltd., Los Angeles Agency (the "1991 Funding Bank"), for the account of the Company, of irrevocable transferable letters of credit (the "1991 LOCs") to the Owner Participants to secure certain obligations of the Company to the Owner Participants, such 1991 LOCs to be substantially in the form of Exhibit A to the First Amended Reimbursement Agreement with maximum amounts of $116,601,440 and $29,150,360, respectively; (ii) for the reimbursement to the 1991 Funding Bank by the banks named in the First Amended Reimbursement Agreement (the "Participating Banks") for all drafts paid by the 1991 Funding Bank under any 1991 LOC; and (iii) for the reimbursement by the Company to the 1991 Funding Bank for the benefit of the Participating Banks of sums equal to all drafts paid by the 1991 Funding Bank under any 1991 LOC.

M. Entergy, the Company and the Administrating Bank entered into the Twenty-eighth Supplementary Capital Funds Agreement and Assignment (substantially in the form of this Agreement), dated as of December 17, 1993 ("Twenty-eighth Supplementary Capital Funds Agreement") in connection with the execution and delivery of the Second Amendment to Reimbursement Agreement, dated as of December 17, 1993 ("Second Amendment to Reimbursement Agreement") (the First Amended Reimbursement Agreement, as amended by the Second Amendment to Reimbursement Agreement, is herein called the "Second Amended Reimbursement Agreement") that provided, among other things, (i) for the issuance by The Bank of Tokyo, Ltd., Los Angeles Agency (the "1993 Funding Bank"), for the account of the Company, of irrevocable transferable letters of credit (the "1993 LOCs") to the Owner Participants to secure certain obligations of the Company to the Owner Participants, such 1993 LOCs to be substantially in the form of Exhibit A to the Second Amended Reimbursement Agreement with maximum amounts of $132,131,960 and $33,032,990 (subsequently reduced to $32,205,291, respectively); (ii) for the reimbursement to the 1993 Funding Bank by the Participating Banks for all drafts paid by the 1993 Funding Bank under any 1993 LOC; and (iii) for the reimbursement by the Company to the 1993 Funding Bank for the benefit of the Participating Banks of sums equal to all drafts paid by the 1993 Funding Bank under any 1993 LOC.

N. Entergy, the Company and The Chase Manhattan Bank (as successor by merger with Chemical Bank) entered into the Thirty-second Supplementary Capital Funds Agreement and Assignment (substantially in the form of this Agreement), dated as of December 27, 1996 ("Thirty-second Supplementary Capital Funds Agreement") in connection with the execution and delivery of the Amended and Restated Reimbursement Agreement, dated as of December 27, 1996 (the "1996 Restated Reimbursement Agreement") that provided, among other things, (i) for the issuance by the The Bank of Tokyo, Ltd., Los Angeles Agency (the "1996 Funding Bank"), for the account of the Company, of irrevocable transferable letters of credit (the "1996 LOCs") to the Owner Participants to secure certain obligations of the Company to the Owner Participants, such 1996 LOCs to be substantially in the form of Exhibit A to the 1996 Restated Reimbursement Agreement with maximum amounts of $148,719,125 and $34,946,720, respectively; (ii) for the reimbursement to the 1996 Funding Bank by the Participating Banks for all drafts paid by the 1996 Funding Bank under any 1996 LOC; and (iii) for the reimbursement by the Company to the 1996 Funding Bank for the benefit of the Participating Banks of sums equal to all drafts paid by the 1996 Funding Bank under any 1996 LOC.

O. Entergy, the Company and The Chase Manhattan Bank (as successor by merger with Chemical Bank) entered into the Thirty-third Supplementary Capital Funds Agreement and Assignment (substantially in the form of this Agreement), dated as of December 20, 1999 ("Thirty-third Supplementary Capital Funds Agreement") in connection with the execution and delivery of the Amended and Restated Reimbursement Agreement, dated as of December 20, 1999 (the "1999 Restated Reimbursement Agreement") that provided, among other things, (i) for the issuance by The Bank of Tokyo, Ltd., Los Angeles Agency (the "1999 Funding Bank"), for the account of the Company, of irrevocable transferable letters of credit (the "1999 LOCs") to the Owner Participants to secure certain obligations of the Company to the Owner Participants, such 1999 LOCs to be substantially in the form of Exhibit A to the 1999 Restated Reimbursement Agreement with maximum amounts of $156,885,464 and $36,061,470, respectively; (ii) for the reimbursement to the 1999 Funding Bank by the Participating Banks for all drafts paid by the 1999 Funding Bank under any 1999 LOC; and (iii) for the reimbursement by the Company to the 1999 Funding Bank for the benefit of the Participating Banks of sums equal to all drafts paid by the 1999 Funding Bank under any 1999 LOC.

P. On December 22, 2003, the Company terminated and replaced the previously existing Letter of Credit and Reimbursement Agreement among the Company, Union Bank of California, N.A., as administrating bank, and the participating banks named therein dated as of March 3, 2003 (the "2003 Reimbursement Agreement"), with the Reimbursement Agreement, dated as December 22, 2003 (the "December 2003 Reimbursement Agreement"), among the Company, Union Bank of California, N.A., as administrating bank, Union Bank of California, N.A., as funding bank (in such capacity, the "2003 Funding Bank"), and the banks named therein (the "2003 Participating Banks"), to provide for the cancellation of the letters of credit issued in connection with the 2003 Reimbursement Agreement and the issuance of new irrevocable transferable letters of credit (the "New LOCs") by the 2003 Funding Bank to further secure the Owner Participants. The December 2003 Reimbursement Agreement further provides, among other things, (i) for the issuance by the 2003 Funding Bank, for the account of the Company, of irrevocable transferable letters of credit to the Owner Participants to secure certain obligations of the Company to the Owner Participants, such New LOCs to be substantially in the form of Exhibit A to the December 2003 Reimbursement Agreement with maximum amounts of $161,546,191.84 and $36,515,236.09, respectively; (ii) for the reimbursement to the 2003 Funding Bank by the 2003 Participating Banks for all drafts paid by the 2003 Funding Bank under any New LOC; and (iii) for the reimbursement by the Company to the 2003 Funding Bank for the benefit of the 2003 Participating Banks of sums equal to all drafts paid by the 2003 Funding Bank under any New LOC. In connection with the execution and delivery of the December 2003 Reimbursement Agreement, Entergy, the Company and Union Bank of California, N.A., as administrating bank, entered into the Thirty-fifth Supplementary Capital Funds Agreement (substantially in the form of this Agreement), dated as of December 22, 2003 ("Thirty-fifth Supplementary Capital Funds Agreement"). The Company thereby assigned to Union Bank of California, N.A., as administrating bank under the December 2003 Reimbursement Agreement, as collateral security for the Company's obligations under the December 2003 Reimbursement Agreement certain of the Company's rights under the Capital Funds Agreement.

Q. Douglas J. MacInnes resigned as the Individual Trustee and the Company accepted such resignation. Unless and until there shall be appointed a new trustee or successor to the Individual Trustee under the Indenture, all of the right, title and powers of the Trustees under the Indenture, the Capital Funds Agreement or this Agreement, shall devolve upon the Corporate Trustee and its successors alone. The Corporate Trustee shall not be required to appoint a successor to the Individual Trustee under the Indenture unless and until the Corporate Trustee or the Company determines that it is necessary to do so. All references in the Indenture, the Capital Funds Agreement and this Agreement to "Trustees" shall be construed to be references solely to the Corporate Trustee unless and until such time as successor to the Individual Trustee shall be appointed under the Indenture.

R. The Company seeks to refinance that part of the capital costs related to the Project with borrowed funds, and, to that end, (i) the Company has entered into an Underwriting Agreement, dated [______], 20[__] (the "Underwriting Agreement"), with [______] and [______], providing, among other things, for the issue and sale by the Company of $[______] aggregate principal amount of First Mortgage Bonds, [__]% Series due 20[__] (the "[______] Series Bonds"), to be issued under and secured pursuant to the Indenture as heretofore supplemented and as further supplemented by a [______] Supplemental Indenture dated as of [______], 20[__] (the "[______] Supplemental Indenture").

S. By written assumption dated as of December 31, 1993, Entergy Corporation, a Delaware corporation, assumed all obligations and liabilities of Entergy Corporation, a Florida corporation, under the Capital Funds Agreement, as supplemented, pursuant to and as permitted by the terms of the supplements thereto.

T. The Company and Entergy, by this instrument, wish (i) to continue to supplement their undertakings under the Capital Funds Agreement for the benefit of the Trustees and (ii) to create enforceable rights hereunder in the Trustees as hereinafter set forth.

U. All things necessary to make this Agreement the valid, legally binding and enforceable obligation of each of the parties hereto have been done and performed and the execution and performance hereof in all respects have been authorized and approved by all corporate and shareholder action necessary on the part of each thereof.

NOW, THEREFORE, in consideration of the terms and agreements hereinafter set forth, the parties agree with each other as follows:

ARTICLE I.

Obligations of Entergy and the Company.

1.1. Commercial Operation of the Project. The Company shall (and Entergy shall cause the Company to) use its best efforts to maintain the Project in commercial operation and, in connection therewith, take all such action, including, without limitation, all actions before governmental authorities, as shall be necessary to enable the Company to do so.

1.2. Capital Structure of the Company. Entergy shall supply or cause to be supplied to the Company:

(a) such amounts of capital as may be required from time to time by the Company in order to maintain that portion of the Capitalization (as defined in Section 1.6 hereof) of the Company as shall be represented by the aggregate of the par value of, or stated capital represented by, the outstanding shares of all classes of capital stock and the surplus of the Company, paid in, earned and other, if any, at an amount equal to at least 35% of the Capitalization of the Company or at such higher percentage as governmental regulatory authorities having jurisdiction in the premises may require; and

(b) such amounts of capital in addition to (i) the capital heretofore made available to the Company by Entergy in exchange for shares of the Company's common stock and (ii) the capital made available to the Company at any time in question through the incurrence by the Company of Indebtedness for Borrowed Money (as defined in Section 1.6 hereof) as shall be required in order for the Company to continue to own its undivided ownership interest in the Project, to provide (without limitation) for interest charges of the Company, to permit the commercial operation of Unit No. 1, to permit the continuation of such commercial operation and to pay in full all payments of the principal of, and premium, if any, and interest on Indebtedness for Borrowed Money, as defined in Section 1.6 hereof (whether due at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise), it being understood and agreed that, in connection with the capital requirements of the Company, nuclear fuel leasing (including financing leases therefor) and the entering into by the Company of industrial development revenue bond financing with respect to pollution control facilities and the issuance and sale by the Company of debt securities, and, to the extent necessary or desirable, preferred stock, to banks, institutions and the public may constitute some of the means by which required capital can be made available to the Company.

1.3. Manner of Performance. If, with respect to any amount of capital which Entergy shall, at any time in question, be obligated under the provisions of Section 1.2 to supply or cause to be supplied to the Company, Entergy and the Company shall fail to agree on the type, or terms, of any particular security to be issued by the Company and sold to Entergy or to others for the purpose of securing such required capital or if requisite regulatory approvals are not obtained for any issuance and sale so agreed upon or if such issuance and sale cannot for any other reason be carried out, then and in such event, Entergy shall supply such capital to the Company in the form of a cash capital contribution.

1.4. Payments in Respect of the [______] Series Bonds. If at any time the Company shall require funds to pay (i) the interest (including, if and to the extent permitted by law, interest on overdue principal, premium and interest) and premium, if any, on, and the principal of, the [______] Series Bonds (whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise) and (ii) the expenses, commitment fees, financing charges, trustees' fees and administration expenses attributable to the [______] Series Bonds, and the funds of the Company available for such purpose or purposes shall be insufficient for any reason, including, without limitation, the inability to borrow, or the absence of, funds under any loan agreement or similar instrument or instruments to which the Company is now or hereafter becomes a party, Entergy will pay to the Company in cash as a capital contribution the funds necessary to enable the Company to pay the amounts referred to above in this Section 1.4.

1.5. Subordination of Claims of Entergy Against the Company. Entergy hereby agrees that (i) all amounts advanced by Entergy to the Company (other than by way of purchases of capital stock of the Company or capital contributions to the Company) shall, for the purposes of this Agreement and so long as this Agreement shall be in full force and effect, constitute Subordinated Indebtedness of the Company (as defined in Section 1.6 hereof) and (ii) no such Subordinated Indebtedness of the Company shall be transferred or assigned (including by way of security) to any person (other than to a successor of Entergy by way of merger or consolidation or the acquisition by such person of all or substantially all of Entergy's assets). The Company agrees that it will record all Subordinated Indebtedness of the Company as such on its books.

1.6. Definitions. For the purposes of this Agreement, the following terms shall have the following meanings:

(a) the term "Capitalization" shall mean, as of any particular time, an amount equal to the sum of the total principal amount of all Indebtedness for Borrowed Money of the Company (exclusive of Short Term Debt), secured or unsecured, then outstanding, and the aggregate of the par value of, or stated capital represented by, the outstanding shares of all classes of capital stock of the Company and the surplus of the Company, paid in, earned and other, if any;

(b) the term "Indebtedness for Borrowed Money" shall mean the principal amount of all indebtedness for borrowed money, secured or unsecured, of the Company then outstanding and shall include, without limitation, the principal amount of all bonds issued by a governmental or industrial development agency or authority in connection with an industrial development revenue bond financing of pollution control facilities constituting part of the Project;

(c) the term "Short Term Debt" shall mean the principal amount of unsecured Indebtedness for Borrowed Money created or incurred by the Company which matures by its terms not more than 12 months after the date of the creation or incurrence thereof, and which is not renewable or extendable at the option of the Company for a period of more than 12 months from the date of the creation or incurrence thereof pursuant to any revolving credit or similar agreement; and

(d) the term "Subordinated Indebtedness of the Company" shall mean indebtedness marked on the books of the Company as subordinated and junior in right of payment to the Obligations Secured Hereby (as defined in Section 5.1 hereof) to the extent and in the manner set forth below:

(i) if there shall occur a Default (as defined in the Indenture), then so long as such Default shall be continuing and shall not have been cured or waived, or unless and until all the Obligations Secured Hereby shall have been paid in full in money or money's worth at the time of receipt, no payment of principal, premium, if any, or interest shall be made upon Subordinated Indebtedness of the Company; and

(ii) in the event of any insolvency, bankruptcy, liquidation, reorganization or other similar case or proceedings, or any receivership proceedings in connection therewith, relative to the Company or its creditors or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then the Obligations Secured Hereby shall first be paid in full in money or money's worth at the time of receipt, or payment thereof shall have been provided for, before any payment on account of principal, premium, if any, or interest is made upon Subordinated Indebtedness of the Company.

ARTICLE II.

Nature of the Obligations of
Entergy and the Company

2.1. Regulatory Approvals.

(a) The performance of the obligations of the Company hereunder shall be subject to the receipt and continued effectiveness of all authorizations of governmental regulatory authorities at the time necessary to permit the Company to perform its duties and obligations hereunder, including the receipt and continued effectiveness of all authorizations of governmental regulatory authorities at the time necessary to permit the Company to operate the Project (or to have the Project operated for it) to the extent the Project is then operable, and to issue and to sell securities then to be issued and sold by the Company to Entergy or to others for the purpose of securing required capital.

(b) The Company shall use its best efforts to secure and maintain all such authorizations of governmental regulatory authorities.

2.2. Nature of Obligations. Entergy agrees that its duty to make cash capital contributions to the Company pursuant to the provisions of Sections 1.3 and 1.4 shall be absolute and unconditional, (a) whether or not Entergy shall have received all authorizations of governmental regulatory authorities necessary at the time to permit Entergy to perform its other duties and obligations hereunder, (b) whether or not the Company shall have received all authorizations of governmental regulatory authorities necessary at the time to permit the Company to perform its duties and obligations hereunder, (c) whether or not any authorizations referred to in the foregoing clauses (a) and (b) continue, at the time, in effect, (d) whether or not, at any time in question, the Company shall have performed its duties and obligations under this Agreement, (e) whether or not the Project shall be maintained in commercial operation, energy from the Project is being produced or delivered or is available (including, without limitation, delivery or availability to other subsidiaries of Entergy), an abandonment of the Project shall have occurred or the Project shall be in whole or in part destroyed or taken, for any reason whatsoever, (f) whether or not the Company shall be solvent, (g) regardless of any event of force majeure and (h) regardless of any other circumstance, happening, condition or event whatsoever, whether or not similar to any of the foregoing. Subject to Section 2.1(a), all other obligations of Entergy hereunder are similarly absolute and unconditional.

(b) In the event that Entergy shall cease to own a majority of common stock of the Company and such lower ownership percentage has been permitted pursuant to the consent of the holders of at least 66 2/3% of the [______] Series Bonds Outstanding (as defined in the Indenture) at the time of such consent, the obligations of Entergy hereunder shall not be increased by any amendment to, or modification of, the terms and provisions of the Indenture, the [______] Supplemental Indenture or the [______] Series Bonds unless Entergy shall have consented in writing to such amendment or modification.

2.3. Waivers of Defenses. The obligations of Entergy under Sections 1.2, 1.3 and 1.4 to supply capital or cause capital to be supplied or to make cash capital contributions to the Company shall not be subject to any abatement, reduction, limitation, impairment, termination, set-off, defense, counterclaim or recoupment whatsoever or any right to any thereof (including, but not limited to, abatements, reductions, limitations, impairments, terminations, set-offs, defenses, counterclaims and recoupments for or on account of any past, present or future indebtedness of the Company to Entergy or any claim by Entergy against the Company, whether or not arising under this Agreement and whether or not arising out of any action or nonaction on the part of the Company or the Trustees (or either of them), including any disposition of the Project or any part thereof pursuant to the Indenture, requirements of governmental authorities, actions of judicial receivers or trustees or otherwise and whether or not arising from willful or negligent acts or omissions). The foregoing, however, shall not, subject to the provisions of Section 1.5 hereof, affect in any other way any rights and remedies of Entergy with respect to any amounts owed to Entergy by the Company or any such claim by Entergy against the Company. The obligations and liabilities of Entergy hereunder shall not be released, discharged or in any way affected by any reorganization, arrangement, compromise, composition or plan affecting the Company or any change, waiver, extension, indulgence or other action or omission in respect of any indebtedness or obligation of the Company or Entergy, whether or not the Company or Entergy shall have had any notice or knowledge of any of the foregoing. Neither failure nor delay by the Company or the Trustees (or either of them) to exercise any right or remedy provided herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof, or the exercise of any other right or remedy. Entergy also hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against Entergy for specific performance of this Agreement by the Company or by the Trustees (or either of them) or for their benefit by a receiver or trustee appointed for the Company or in respect of all or a substantial part of the Company's assets under the bankruptcy or insolvency law of any jurisdiction to which the Company is or its assets are subject. Anything in this Section 2.3 to the contrary notwithstanding, Entergy shall not be precluded from asserting as a defense against any claim made against Entergy upon any of its obligations hereunder that it has fully performed such obligation in accordance with the terms of this Agreement.

2.4. Subrogation, Etc. Entergy shall, subject to the provisions of Section 1.5, be subrogated to all rights of the Trustees and the holders of the [______] Series Bonds against the Company in respect of any amounts paid by Entergy pursuant to the provisions of this Agreement and applied to the payment of the Obligations Secured Hereby (as defined in Section 5.1 hereof). The Trustees agree that they will not deal with the Company, or any security for the [______] Series Bonds, in such a manner as to prejudice such rights of Entergy.

ARTICLE III.

Term

This Agreement shall remain in full force and effect until, and shall terminate and be of no further force and effect after, all Obligations Secured Hereby shall have been paid in full in money or money's worth at the time of receipt; provided that this Assignment shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations Secured Hereby is rescinded or must otherwise be returned by the Trustees upon the insolvency, bankruptcy or reorganization of Entergy, the Company or otherwise, all as though such payment had not been made. It is agreed that all the covenants and undertakings on the part of Entergy and the Company set forth in this Agreement are exclusively for the benefit of, and may be enforced only by, the Trustees (or either of them), the holders of the [______] Series Bonds as provided in the Indenture, or for their benefit by a receiver or trustee for the Company or in respect of all or a substantial part of its assets under the bankruptcy or insolvency law of any jurisdiction to which the Company is or its assets are subject.

ARTICLE IV.

Assignment

Neither this Agreement nor any interest herein may be assigned, transferred or encumbered by any of the parties hereto, except transfer or assignment by the Trustees to their respective successors in accordance with Article XVII of the Indenture, except as otherwise provided in Article V hereof and except that:

(i) in the event that Entergy shall consolidate with or merge with or into another corporation or shall transfer to another corporation or other person all or substantially all of its assets, this Agreement shall be transferred by Entergy to and shall be binding upon the corporation resulting from such consolidation or merger or the corporation or other person to which such transfer is made and, as a condition to such consolidation, merger or other transfer, such corporation or other person shall deliver to the Company and the Corporate Trustee a written assumption, in form and substance satisfactory to the Corporate Trustee, of Entergy's obligations and liabilities under this Agreement and an opinion of counsel to the effect that such instrument complies with the requirements hereof and constitutes a valid, legally binding and enforceable obligation of such corporation or other person; and

(ii) in the event that the Company shall consolidate with or merge with or into another corporation or shall transfer to another corporation or other person all or substantially all of its assets, this Agreement shall be transferred by the Company to and shall be binding upon the corporation resulting from such consolidation or merger or the corporation or other person to which such transfer is made and, as a condition to such consolidation, merger or other transfer, such corporation or other person shall deliver to the Corporate Trustee a written assumption, in form and substance satisfactory to the Corporate Trustee, of the Company's obligations and liabilities under this Agreement and an opinion of counsel to the effect that such instrument complies with the requirements hereof and constitutes a valid, legally binding and enforceable obligation of such corporation or other person.

ARTICLE V.

Security Assignment and Agreement

5.1. Assignment and Creation of Security Interest. As security for (i) the due and punctual payment of the interest (including, if and to the extent permitted by law, interest on overdue principal, premium and interest) and premium, if any, on, and the principal of, the [______] Series Bonds (whether at the stated maturity thereof, pursuant to mandatory or optional prepayment, by acceleration or otherwise) and (ii) the due and punctual payment of all fees and costs, expenses and other amounts which may become payable by the Company under the Indenture which are a charge on the trust estate thereunder which is superior to the charge thereon for the benefit of the [______] Series Bonds, together in each case with all costs of collection thereof (all such amounts referred to in the foregoing clauses (i), and (ii) being hereinafter collectively referred to as "Obligations Secured Hereby"), the Company hereby assigns to the Trustees, and creates a security interest in favor of the Trustees in, (x) all of the Company's rights to receive all moneys paid, or caused to be paid, or to be paid or to be caused to be paid, to the Company by Entergy pursuant to Section 1.4 of this Agreement, and (y) all other claims, rights (but not obligations or duties), powers, privileges, interests and remedies of the Company (including, without limitation, all of the Company's rights to receive all moneys paid, or caused to be paid, or to be paid, or to be caused to be paid, to the Company by Entergy pursuant to Sections 1.2 and 1.3 of this Agreement), whether arising under this Agreement or by statute or in law or in equity or otherwise, resulting from any failure by Entergy to perform its obligations under this Agreement, but so far as this clause (y) is concerned only to the extent required for the payment when due and payable of the Obligations Secured Hereby, together in each case with full power and authority, in the name of the Trustees (or either of the Trustees), or the Company as assignor, or otherwise, to demand payment of, enforce, collect, receive and receipt for any and all of the foregoing (the rights, claims, powers, privileges, interests and remedies referred to in clause (y) being hereinafter sometimes called the "Collateral").

5.2. Other Agreements.

(a) The Company will not assign the rights assigned in clause (x) of Section 5.1 as security for any indebtedness other than the Obligations Secured Hereby and will not assign the other rights assigned in Section 5.1 as security for any indebtedness other than the Obligations Secured Hereby, except as provided in paragraph (b) of this Section 5.2.

(b) The Company has secured its Indebtedness for Borrowed Money represented by (i) loans made by certain banks as referred to in Whereas Clause C hereof by the First, Fourth, Fifth and Eighth Supplementary Capital Funds Agreements, (ii) the First Series Bonds, the Second Series Bonds, the Third Series Bonds, the Fourth Series Bonds, the Seventh Series Bonds, the Eighth Series Bonds, the Ninth Series Bonds, the Tenth Series Bonds, the Eleventh Series Bonds, the Twelfth Series Bonds, the Thirteenth Series Bonds, the Fourteenth Series Bonds, the Fifteenth Series Bonds, the Sixteenth Series Bonds, the Seventeenth Series Bonds, the Eighteenth Series Bonds, the Nineteenth Series Bonds, the Twentieth Series Bonds and the Twenty-first Series Bonds, as referred to in Whereas Clause D hereof by the Second, Third, Eleventh, Thirteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-first, Twenty-fourth, Twenty-fifth, Twenty-sixth, Twenty-seventh, Twenty-ninth, Thirtieth, Thirty-first, Thirty-fourth and Thirty-sixth Supplementary Capital Funds Agreements, respectively, (iii) loans made by certain banks as referred to in Whereas Clause E hereof by the Sixth and Seventh Supplementary Capital Funds Agreements, respectively, (iv) the obligations under the Series A Reimbursement Agreement as referred to in Whereas Clause F hereof by the Ninth Supplementary Capital Funds Agreement, (v) the obligations under the Series B Reimbursement Agreement as referred to in Whereas Clause G hereof by the Tenth Supplementary Capital Funds Agreement, (vi) the obligations under the Series C Reimbursement Agreement as referred to in Whereas Clause H hereof by the Twelfth Supplementary Capital Funds Agreement, (vii) the Fifth Series Bonds as referred to in Whereas Clause I hereof by the Fourteenth Supplementary Capital Funds Agreement, (viii) the Sixth Series Bonds as referred to in Whereas Clause J hereof by the Fifteenth Supplementary Capital Funds Agreement, (ix) the obligations under the Original Reimbursement Agreement as referred to in Whereas Clause K hereof by the Twenty-second Supplementary Capital Funds Agreement, (x) the obligations under the First Amended Reimbursement Agreement as referred to in Whereas Clause L hereof by the Twenty-third Supplementary Capital Funds Agreement, (xi) the obligations under the Second Amended Reimbursement Agreement as referred to in Whereas Clause M hereof by the Twenty-eighth Supplementary Capital Funds Agreement, (xii) the obligations under the 1996 Restated Reimbursement Agreement as referred to in Whereas Clause N hereof by the Thirty-second Supplementary Capital Funds Agreement, (xiii) the obligations under the 1999 Restated Reimbursement Agreement as referred to in Whereas Clause O hereof by the Thirty-third Supplementary Capital Funds Agreement, and (xiv) the obligations under the December 2003 Reimbursement Agreement, as referred to in Whereas Clause P hereof by the Thirty-fifth Supplementary Capital Funds Agreement, and shall be entitled to secure the interest and premium, if any, on, and the principal of, other Indebtedness for Borrowed Money of the Company issued by the Company to any person (except Entergy or any affiliate of Entergy) to finance the cost of the Project (including, without limitation, indebtedness outstanding under the Indenture) or to refund (including any successive refundings) any such Indebtedness issued for such purpose, the incurrence of which Indebtedness is at the time permitted by the Indenture (herein called "Additional Indebtedness"), by entering into a supplementary capital funds agreement and assignment including, without limitation, the First through Thirty-sixth Supplementary Capital Funds Agreements (each being hereinafter called an "Additional Supplementary Agreement") with the holders of such Additional Indebtedness or representatives of or trustees for such holders, or both, as the case may be (hereinafter called an "Additional Assignee"). Each Additional Supplementary Agreement shall be substantially in the form of this Agreement, except that there shall be substituted in such Additional Supplementary Agreement appropriate references to such Additional Indebtedness, such Additional Assignee and the agreement or instrument under which such Additional Indebtedness is issued in lieu of the references herein to the [______] Series Bonds, the Trustees, and the Indenture, respectively, and such Additional Supplementary Agreement may contain such other provisions as are not inconsistent with this Agreement and do not adversely affect the rights hereunder of the holders of the [______] Series Bonds or the Trustees (or either of the Trustees).

(c) Notwithstanding any provision of this Agreement to the contrary, or any priority in time of creation, attachment or perfection of a security interest, pledge or lien by the Trustees, or any provision of or filing or recording under the Uniform Commercial Code or any other applicable law of any jurisdiction, the Trustees agree that the claims of the Trustees under Sections 1.2 and 1.3 of this Agreement and any security interest, pledge or lien in favor of the Trustees now or hereafter existing in and to the Collateral shall rank pari passu with the claims of each Additional Assignee under the corresponding sections of the Additional Supplementary Agreement to which it is a party and any security interest, pledge or lien in favor of such Additional Assignee thereunder now or hereafter existing in and to the Collateral, irrespective of the time or times at which prior, concurrent or subsequent Additional Supplementary Agreements are entered into in accordance with Section 5.2(b) hereof.

5.3. Payments to the Corporate Trustee. The Company agrees that, if and whenever it shall make a demand to Entergy for any payment pursuant to Section 1.2, 1.3, or 1.4 of this Agreement or pursuant to the corresponding provisions of any Additional Supplementary Agreement, it will separately identify the respective portions of such payment, if any, required for (i) the payment of Obligations Secured Hereby and (ii) the payment of any other amounts then due and payable in respect of Additional Indebtedness and instruct Entergy (subject to the provisions of Section 5.4) to pay or cause to be paid the amount so identified as required for the payment of Obligations Secured Hereby directly to the Corporate Trustee. Any payments made or caused to be made by Entergy pursuant to Section 1.2 or 1.3 of this Agreement or pursuant to the corresponding provisions of any Additional Supplementary Agreement shall, to the extent necessary to satisfy in full the assignment set forth in Section 5.1 of this Agreement and the corresponding assignments set forth in the Additional Supplementary Agreements, be made pro rata in proportion to the respective amounts secured by, and then due and owing under, such assignments.

5.4. Payments to the Company. Notwithstanding the provisions of Sections 5.1 and 5.3, unless and until the Corporate Trustee shall have given written notice to Entergy of the occurrence and continuance of any Default (as defined in the Indenture), all moneys paid or to be paid to the Company pursuant to Sections 1.2, 1.3 and 1.4 of this Agreement shall be paid directly to the Company and the Company need not separately identify the respective portions of payments as provided in Section 5.3 hereof, provided that notice as to the amount of any such payments or advances shall be given by the Company to the Corporate Trustee simultaneously with the demand by the Company for any such payment. If the Corporate Trustee shall have duly notified Entergy of the occurrence of any such Default, such payments shall be made in the manner and in the amounts specified in Section 5.3 hereof until the Corporate Trustee shall by further notice to Entergy give permission that all such payments may be made again to the Company, such permission being subject to revocation by a subsequent notice pursuant to the first sentence of this Section 5.4. The Corporate Trustee shall give such permission if no such Default continues to exist.

5.5. Consent and Agreement of Entergy.

(a) Entergy hereby consents to the foregoing assignment and agrees with the Trustees to make payments to the Corporate Trustee in the amounts and in the manner specified in Section 5.3 at principal corporate trust office of the Corporate Trustee in New York City, New York, which is presently located at 101 Barclay Street, 8W, New York, New York 10286.

(b) Subject to the provisions of Section 2.4 hereof, Entergy agrees that all payments made to the Corporate Trustee or to the Company as contemplated by Sections 5.3 and 5.4 shall be final as between Entergy and the Corporate Trustee or the Company, as the case may be, and that Entergy will not seek to recover from the Corporate Trustee for any reason whatsoever any moneys paid to the Corporate Trustee by virtue of this Agreement, but the finality of any such payment shall not prevent the recovery of any overpayments or mistaken payments which may be made by Entergy unless a Default has occurred and is continuing, in which case any such overpayment or mistaken payment shall not be recoverable but shall constitute Subordinated Indebtedness of the Company to Entergy.

ARTICLE VI.

Amendments

6.1. Restrictions on Amendments. This Agreement may not be amended, waived, modified, discharged or otherwise changed orally. It may be amended, waived, modified, discharged or otherwise changed only by a written instrument which has been signed by all the parties hereto and which has been approved by the holders of more than 50% in principal amount of the [______] Series Bonds Outstanding (as defined in the Indenture) at the time of such consent or which does not materially adversely affect the rights of the Trustees or the holders of the [______] Series Bonds or which is necessary in order to qualify the Indenture under the Trust Indenture Act of 1939, as contemplated by Section 20.04 of the Mortgage provided, however, that (i) without the written consent of the holders of all the [______] Series Bonds affected thereby, no amendment, waiver, modification, discharge or other change shall be made which shall change the terms of this Section 6.1 and (ii) no such amendment, waiver, modification, discharge or other change shall be made which shall modify, without the written consent of each of the Trustees, the rights, duties or immunities of the Trustees (or either of them).

6.2. Trustees' Execution. The Trustees shall, at the request of the Company, execute any instrument amending, waiving, modifying, discharging or otherwise changing this Agreement (a) as to which the Corporate Trustee shall have received an opinion of counsel to the effect that such instrument has been duly authorized by Entergy and the Company and is permitted by the provisions of Section 6.1 and that this Agreement, as amended, waived, modified, discharged or otherwise changed by such instrument, constitutes valid, legally binding and enforceable obligations of the Company and Entergy, and (b) which shall have been executed by Entergy and the Company. The Trustees (and each of the Trustees) shall be fully protected in relying upon the aforesaid opinion.

ARTICLE VII.

Notices

7.1. Notices, Etc., in Writing. All notices, consents, requests and other documents authorized or permitted to be given pursuant to this Agreement shall be given in writing and either personally served on the party to whom (or an officer of a corporate party) it is given or mailed by registered or certified first-class mail, postage prepaid, or sent by telex or telegram, addressed as follows:

If to System Energy Resources, Inc., to:

Echelon One
1340 Echelon Parkway
Jackson, Mississippi 39213
Attention: Treasurer

If to Entergy Corporation, to:

P.O. Box 61005
New Orleans, Louisiana 70161
Attention: Treasurer

If to the Corporate Trustee, to:

The Bank of New York Mellon Trust Company, N.A.
10161 Centurion Parkway, 2nd Floor
Jacksonville, Florida 32256
Attention: Geraldine Creswell, Assistant Treasurer

with copies to each party.

7.2. Delivery, Etc. Notices, consents, requests and other documents shall be deemed given or served or submitted when delivered or, if mailed as provided in Section 7.1 hereof, on the third day after the day of mailing, or if sent by telex or telegram, 24 hours after the time of dispatch. A party may change its address for the receipt of notices, consents, requests and other documents at any time by giving notice thereof to the other parties. Any notice, consent, request or other document given hereunder may be signed on behalf of any party by any duly authorized representative of that party.

ARTICLE VIII.

Enforcement

8.1 Indenture Terms and Conditions. The Trustees (and each of the Trustees) enter into and accept this Agreement upon the terms and conditions set forth in Article XVII of the Indenture, respectively, with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to Trustees (or either of the Trustees) hereunder. Nothing in this Agreement shall affect any right or remedy of the Company or Entergy against the Trustees (or either of the Trustees) (other than those specifically waived herein), for breach or violation of any of the obligations or duties of the Trustees assumed or undertaken in this Agreement. Without limiting the generality of the foregoing, the Trustees (and each of the Trustees) assume no responsibility as to the validity or enforceability hereof or for the correctness of the recitals of fact contained herein or in the Capital Funds Agreement, which shall be taken as the statements, representations and warranties of the Company and Entergy.

8.2. Enforcement Action By Trustees. At any time when a Default under the Indenture has occurred and is continuing, the Trustees (or either of them) may proceed, in their, its or his own name, or as trustees or trustee of an express trust or otherwise, to protect and enforce the rights of the Trustees (or either of them), and those of the Company under this Agreement by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Agreement of otherwise, and whether or not the Company shall have complied with any of the provisions hereof or proceeded to take any action authorized or permitted under applicable law. Each and every remedy of the Trustee, and each of them, shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or under the Indenture or now or hereafter existing at law or in equity or by statute.

8.3. Attorney-in-Fact. The Company hereby constitutes the Trustees (and each of the Trustees) with authority to act without the other, its true and lawful attorney, irrevocably, with full power (in such attorney's name or otherwise), at any time when a Default (as defined in the Indenture) has occurred and is continuing, to enforce any of the obligations contained herein or to take any action or institute any proceedings which to the Trustees (or either of the Trustees) may seem necessary or advisable in the premises.

ARTICLE IX.

Severability

If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

ARTICLE X.

Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

ARTICLE XI.

Succession

Subject to Article IV hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment hereof, or of any right to any funds due or to become due under this Agreement, shall in any event relieve the Company or Entergy of their respective obligations hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

ENTERGY CORPORATION

By:
Name:
Title:

SYSTEM ENERGY RESOURCES, INC.

By:
Name:
Title:

THE BANK OF NEW YORK MELLON,
as Corporate Trustee

By:
Name:
Title: